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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported):     December 18, 2007
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                                McGRATH RENTCORP
             (Exact name of registrant as specified in its Charter)


                                   California
                 (State or other jurisdiction of incorporation)

            0-13292                                      94-2579843
   (Commission File Number)                 (I.R.S. Employee Identification No.)


                 5700 Las Positas Road, Livermore, CA 94551-7800
                    (Address of principal executive offices)


                                 (925) 606-9200
              (Registrant's Telephone Number, Including Area Code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01  OTHER EVENTS

     On December 18, 2007, McGrath RentCorp (the "Company") announced via press release that depending on prevailing market conditions and other factors it may continue to repurchase shares of common stock under its previously announced stock repurchase authorization in open market purchases during the Company's current "blackout" period, which began on December 15, 2007 and ends on February 25, 2008. Since September 30, 2007 the Company has repurchased 517,278 shares of common stock. As of December 18, 2007, 1,459,989 shares of common stock remain authorized for repurchase. There can be no assurance that any authorized shares will be repurchased and the Company may determine to discontinue repurchases at any time. A copy of the Company's press release is attached hereto as Exhibit 99.1.


Item 9.01  Financial Statements and Exhibits.

           (d) Exhibits.

              Exhibit No.    Description
              -----------    -----------

              99.1           Press Release of McGrath RentCorp, dated December
                             18, 2007.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       McGRATH RENTCORP

Dated: December 18, 2007                   By: /s/ Keith E. Pratt
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                                                   Keith E. Pratt
                                           Vice President and Chief Financial
                                           Officer


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